STATEMENT OF ADDITIONAL INFORMATION

                            [american century logo]
                                    American
                                  Century(sm)

                               SEPTEMBER 3, 1996
                              REVISED MAY 31, 1997


                                BENHAM GROUP(R)


                              Capital Preservation
                               Government Agency
                              Short-Term Treasury
                           Intermediate-Term Treasury
                               Long-Term Treasury
                                    ARM Fund
                                   GNMA Fund
                          Inflation-Adjusted Treasury

[front cover]


                      STATEMENT OF ADDITIONAL INFORMATION
                               SEPTEMBER 3, 1996
                              REVISED MAY 31, 1997

                    AMERICAN CENTURY GOVERNMENT INCOME TRUST

     This Statement is not a prospectus but should be read in conjunction with the Funds' current Prospectuses dated September 3, 1996, revised January 1, 1997 (except for Inflation-Adjusted Treasury, which is dated February 10, 1997 and Capital Preservation, which is dated May 31, 1997). The Funds' annual reports for the fiscal year ended March 31, 1996 are incorporated herein by reference. Please retain this document for future reference. To obtain the Prospectus, call American Century Investments toll-free at 1-800-345-2021 (international calls:
816-531-5575), or write P.O. Box 419200, Kansas City, Missouri 64141-6200.



TABLE OF CONTENTS


Investment Policies and Techniques .................. 2
Investment Restrictions ............................. 8
Portfolio Transactions ..............................16
Valuation of Portfolio Securities ...................16
Performance .........................................17
Taxes ...............................................19
About the Trust .....................................20
Trustees and Officers ...............................21
Investment Management ...............................22
Transfer and Administrative Services ................25
Distribution of Fund Shares .........................25
Direct Fund Expenses ................................25
Expense Limitation Agreement ........................26
Additional Purchase and Redemption
   Information ......................................26
Other Information ...................................28


     Note: Throughout this document, Short-Term Treasury, Intermediate-Term Treasury, Long-Term Treasury, ARM Fund, GNMA Fund and Inflation-Adjusted Treasury are referred to collectively as the "Variable-Price Funds. Capital Preservation and Government Agency are referred to as the "Money Market Funds".




Statement of Additional Information                                            1


INVESTMENT POLICIES AND TECHNIQUES

     The following pages provide a more detailed description of the securities and investment practices identified in the Prospectus. Unless otherwise noted, the policies described in this Statement of Additional Information are not fundamental and may be changed by the Board of Trustees.

REPURCHASE AGREEMENTS (VARIABLE-PRICE FUNDS)

     The Funds may engage in repurchase agreements collateralized by U.S. Treasury bills, notes, and bonds, or by mortgage-backed GNMA certificates, which are guaranteed by the Government National Mortgage Association and backed by the full faith and credit of the U.S. government.

     Repos may involve risks not associated with direct investments in U.S. government debt securities. If the seller fails to complete the terms of the agreement, the Fund may experience delays in recovering its cash or incur costs in the disposal of securities it has purchased under the agreement. The Fund could also suffer a loss if the securities decline in value before they can be sold in the open market.

     In a repurchase agreement (a "repo"), the Fund buys a security at one price and simultaneously agrees to sell it back to the seller at an agreed upon price on a specified date (usually within seven days from the date of purchase) or on demand. The repurchase price exceeds the purchase price by an amount that reflects an agreed upon rate of return and that is unrelated to the interest rate on the underlying security. Delay or losses could result if the other party to the agreement defaults or becomes bankrupt.

     Benham Management Corporation or American Century Investment Management, Inc., with respect to Capital Preservation, (the "Manager") attempts to minimize the risks associated with repurchase agreements by adhering to the following criteria:

(1) Limiting the securities acquired and held by a Fund under repurchase agreements to U.S. government securities;

(2) Entering into repurchase agreements only with primary dealers in U.S. government securities (including bank affiliates) that are deemed to be creditworthy under guidelines established by a nationally recognized statistical rating organization (a "rating agency") and approved by the Funds' Board of Trustees;

(3) Monitoring the creditworthiness of all firms involved in repurchase agreement transactions;

(4) Requiring the seller to establish and maintain collateral equal to 102% of the agreed upon resale price, provided however that the Board of Trustees may determine that a broker-dealer's credit standing is sufficient to allow collateral to fall to as low as 101% of the agreed upon resale price before the broker-dealer deposits additional securities with the Funds' custodian;

(5) Investing no more than 10% of a Fund's total assets in repurchase agreements of more than seven days' duration (although the underlying securities usually will have longer maturities);

(6) Taking delivery of securities subject to repurchase agreements and holding them in a segregated account at the Funds' custodian bank.

     The Funds have received permission from the Securities and Exchange Commission (SEC) to participate in pooled repurchase agreements collateralized by U.S. government securities with other mutual funds advised by the Manager or its affiliates. Pooled repos are expected to increase the income a Fund can earn from repo transactions without increasing the risks associated with these transactions.

     Under the Investment Company Act of 1940 (the "1940 Act"), repos are considered to be loans.

WHEN-ISSUED AND FORWARD COMMITMENT AGREEMENTS
(ALL FUNDS)

     The Funds may engage in securities transactions on a when-issued or forward commitment basis, in which the transaction price and yield are each fixed at the time the commitment is made, but payment and delivery occur at a future date (typically 15 to 45 days later).

     When purchasing securities on a when-issued or forward commitment basis, each Fund assumes the rights and risks of ownership, including the risk of price and yield fluctuations. Although a Fund will make commitments to purchase or sell securities with the intention of actually receiving or delivering them, it may sell the securities before the settlement date if doing so is deemed advisable as a matter of investment strategy.


2                                                   American Century Investments


     In purchasing securities on a when-issued or forward commitment basis, a Fund will establish and maintain until the settlement date a segregated account consisting of cash, U.S. government securities, or other high-quality liquid debt securities in an amount sufficient to meet the purchase price. When the time comes to pay for such securities, the Fund will meet its obligations with available cash, through the sale of securities, or, although it would not normally expect to do so, by selling the when-issued securities themselves (which may have a market value greater or less than the Fund's payment obligation). Selling securities to meet when-issued or forward commitment obligations may generate taxable capital gains or losses.

ROLL TRANSACTIONS (ALL FUNDS EXCEPT CAPITAL PRESERVATION)

     A Fund may sell a security and at the same time make a commitment to purchase the same or a comparable security at a future date and specified price. Conversely, a Fund may purchase a security and at the same time make a commitment to sell the same or a comparable security at a future date and specified price. These types of transactions are executed simultaneously in what are known as "dollar-rolls", "cash-and-carry", or financing transactions. For example, a broker-dealer may seek to purchase a particular security that a Fund owns. The Fund will sell that security to the broker-dealer and simultaneously enter into a forward commitment agreement to buy it back at a future date. This type of transaction generates income for the Fund if the dealer is willing to execute the transaction at a favorable price in order to acquire a specific security. As an operating policy, the Manager limits forward commitment transactions (including roll transactions) to 35% of a Fund's total assets and will not enter into when-issued or forward commitment transactions with settlement dates that exceed 120 days.

     In engaging in roll transactions, the Fund will maintain until the settlement date a segregated account consisting of cash, cash equivalents, or high-quality liquid securities in an amount sufficient to meet the purchase price, as described above.

INTEREST RATE RESETS ON FLOATING-RATE U.S. GOVERNMENT AGENCY SECURITIES (ALL FUNDS EXCEPT CAPITAL PRESERVATION)

     Interest rate resets on floating-rate U.S. government agency securities generally occur at intervals of one year or less in response to changes in a predetermined interest rate index. There are two main categories of indexes, those based on U.S. Treasury securities and those derived from a calculated measure, such as a cost of funds index. Commonly used indexes include the three-month, six-month, and one-year Treasury bill rate; the two-year Treasury note yield; the Eleventh District Federal Home Loan Bank Cost of Funds Index (EDCOFI); and the London Interbank Offered Rate (LIBOR). Fluctuations in the prices of floating-rate U.S. government agency securities are typically attributed to differences between the coupon rates on these securities and prevailing market interest rates between interest rate reset dates.

MASTER DEMAND NOTES (GOVERNMENT AGENCY ONLY)

     Government Agency may acquire variable-rate master demand notes issued by U.S. government agencies such as the Student Loan Marketing Association. Master demand notes allow the Fund to lend money at varying rates of interest under direct agreements with borrowers. The Fund may adjust the amount of money loaned under a master demand note daily or weekly up to the full amount specified in the agreement, and the borrower may prepay up to the full amount of the loan without penalty. Master demand notes may or may not be backed by bank letters of credit. Although, as direct agreements between lenders and borrowers, there is no secondary market for master demand notes, these instruments are redeemable (immediately repayable by the borrower) at par plus accrued interest at any time.

SECURITIES LENDING (ALL FUNDS EXCEPT CAPITAL PRESERVATION AND INTERMEDIATE-TERM TREASURY)

     The Manager may seek approval from the Board of Trustees to engage in securities lending on behalf of the Funds. Such loans would be made with the intention of allowing the Funds to earn additional income. If a borrower defaulted on a securities loan, the


Statement of Additional Information                                            3


lending Fund could experience delays in recovering the securities it loaned; if the value of the loaned securities increased in the meantime, the Fund could suffer a loss. To minimize the risk of default on securities loans, the Manager adheres to the following guidelines prescribed by the Board of Trustees:

(1) TYPE AND AMOUNT OF COLLATERAL. At the time a loan is made, the Fund must receive, from or on behalf of a borrower, collateral consisting of any combination of cash and full faith and credit U.S. government securities equal to not less than 102% of the market value of the securities loaned. Cash collateral received by a Fund in connection with loans of portfolio securities may be commingled by the Funds' custodian with other cash and marketable securities, provided that the loan agreement expressly allows such commingling.

(2) ADDITIONS TO COLLATERAL. Collateral must be marked to market daily, and the borrower must agree to add collateral to the extent necessary to maintain the 102% level specified in guideline (1) above. The borrower must deposit additional collateral no later than the business day following the business day on which a collateral deficiency occurs or collateral appears to be inadequate.

(3) TERMINATION OF LOAN. The Fund must have the option to terminate a loan of portfolio securities at any time. The borrower must be obligated to redeliver the borrowed securities within the normal settlement period following receipt of the termination notice. The normal settlement period for U.S. government securities is typically two trading days.

(4) REASONABLE RETURN ON LOAN. The borrower must agree that the Fund (a) will receive all dividends, interest, or other distributions on loaned securities and (b) will be paid a reasonable return on such loans either in the form of a loan fee or premium or from the retention by the Fund of part or all of the earnings and profits realized from the investment of cash collateral in full faith and credit U.S. government securities.

(5) LIMITATIONS ON PERCENTAGE OF FUND ASSETS ON LOAN. A Fund's loans may not exceed 33 1/3% of its total assets.

(6) CREDIT ANALYSIS. As part of the regular monitoring procedures set forth by the Board of Trustees that the Manager follows to evaluate banks and broker-dealers in connection with, for example, repurchase agreements and municipal securities credit issues, the Manager will analyze and monitor the creditworthiness of all borrowers with which portfolio lending arrangements are contemplated or entered into.

MORTGAGE-BACKED SECURITIES (ARM FUND AND GNMA FUND)

     BACKGROUND. A mortgage-backed security represents an ownership interest in a pool of mortgage loans. The loans are made by financial institutions to finance home and other real estate purchases. As the loans are repaid, investors receive payments of both interest and principal.

     Like fixed-income securities such as U.S. Treasury bonds, mortgage-backed securities pay a stated rate of interest over the life of the security. However, unlike a bond, which returns principal to the investor in one lump sum at maturity, mortgage-backed securities return principal to the investor in increments over the life of the security.

     Because the timing and speed of principal repayments vary, the cash flow on mortgage securities is irregular. If mortgage holders sell their homes, refinance their loans, prepay their mortgages, or default on their loans, the principal is distributed pro rata to investors.

     As with other fixed-income securities, the prices of mortgage securities fluctuate in response to changing interest rates; when interest rates fall, the prices of mortgage securities rise, and vice versa. Changing interest rates have additional significance for mortgage-backed securities investors, however, because they influence prepayment rates (the rates at which mortgage holders prepay their mortgages), which in turn affect the yields on mortgage-backed securities. When interest rates decline, prepayment rates generally increase. Mortgage holders take advantage of the opportunity to refinance their mortgages at lower rates with lower monthly payments. When interest rates rise, mortgage holders are less inclined to refinance their mortgages. The effect of prepayment activity on yield depends on whether the mortgage-


4                                                   American Century Investments


backed security was purchased at a premium or at a discount.

     A Fund may get back principal sooner than it expected because of accelerated prepayments. Under these circumstances, the Fund might have to reinvest returned principal at rates lower than it would have earned if principal payments were made on schedule. Conversely, a mortgage-backed security may exceed its anticipated life if prepayment rates decelerate unexpectedly. Under these circumstances, a Fund might miss an opportunity to earn interest at higher prevailing rates.

     GINNIE MAE CERTIFICATES. The Government National Mortgage Association (GNMA or Ginnie Mae) is a wholly owned corporate instrumentality of the United States within the Department of Housing and Urban Development. The National Housing Act of 1934 (Housing Act), as amended, authorizes Ginnie Mae to guarantee the timely payment of interest and repayment of principal on certificates that are backed by a pool of mortgage loans insured by the Federal Housing Administration under the Housing Act, or by Title V of the Housing Act of 1949 (FHA Loans), or guaranteed by the Veterans' Administration under the Servicemen's Readjustment Act of 1944 (VA Loans), as amended, or by pools of other eligible mortgage loans. The Housing Act provides that the full faith and credit of the U.S. government is pledged to the payment of all amounts that may be required to be paid under any guarantee. Ginnie Mae has unlimited authority to borrow from the U.S. Treasury in order to meet its obligations under this guarantee.

     Ginnie Mae certificates represent a pro rata interest in one or more pools of the following types of mortgage loans: (a) fixed-rate level payment mortgage loans; (b) fixed-rate graduated payment mortgage loans (GPMs); (c) fixed-rate growing equity mortgage loans (GEMs); (d) fixed-rate mortgage loans secured by manufactured (mobile) homes (MHs); (e) mortgage loans on multifamily residential properties under construction (CLCs); (f) mortgage loans on completed multifamily projects (PLCs); (g) fixed-rate mortgage loans that use escrowed funds to reduce the borrower's monthly payments during the early years of the mortgage loans (buydown mortgage loans); and (h) mortgage loans that provide for payment adjustments based on periodic changes in interest rates or in other payment terms of the mortgage loans.

     FANNIE MAE CERTIFICATES. The Federal National Mortgage Association (FNMA or Fannie Mae) is a federally chartered and privately owned corporation established under the Federal National Mortgage Association Charter Act. Fannie Mae was originally established in 1938 as a U.S. government agency designed to provide supplemental liquidity to the mortgage market and was reorganized as a stockholder-owned and privately managed corporation by legislation enacted in 1968. Fannie Mae acquires capital from investors who would not ordinarily invest in mortgage loans directly and thereby expands the total amount of funds available for housing. This money is used to buy home mortgage loans from local lenders, replenishing the supply of capital available for mortgage lending.

     Fannie Mae certificates represent a pro rata interest in one or more pools of FHA Loans, VA Loans, or, most commonly, conventional mortgage loans (i.e., mortgage loans that are not insured or guaranteed by a governmental agency) of the following types: (a) fixed-rate level payment mortgage loans; (b) fixed-rate growing equity mortgage loans; (c) fixed-rate graduated payment mortgage loans;
(d) adjustable-rate mortgage loans; and (e) fixed-rate mortgage loans secured by multifamily projects.

     Fannie Mae certificates entitle the registered holder to receive amounts representing a pro rata interest in scheduled principal and interest payments (at the certificate's pass-through rate, which is net of any servicing and guarantee fees on the underlying mortgage loans), any principal prepayments, and a proportionate interest in the full principal amount of any foreclosed or otherwise liquidated mortgage loan. The full and timely payment of interest and repayment of principal on each Fannie Mae certificate is guaranteed by Fannie Mae; this guarantee is not backed by the full faith and credit of the U.S. government.

     FREDDIE MAC CERTIFICATES. The Federal Home Loan Mortgage Corporation (FHLMC or Freddie Mac) is a corporate instrumentality of the United States created pursuant to the Emergency Home Finance Act of 1970 (FHLMC Act), as amended. Freddie Mac was established primarily for the purpose of increasing the availability of mortgage credit. Its principal activity consists of purchasing first-lien conventional residential mortgage loans (and participation interests in




Statement of Additional Information                                            5




such mortgage loans) and reselling these loans in the form of mortgage-backed securities, primarily Freddie Mac certificates.

     Freddie Mac certificates represent a pro rata interest in a group of mortgage loans (a Freddie Mac certificate group) purchased by Freddie Mac. The mortgage loans underlying Freddie Mac certificates consist of fixed- or adjustable-rate mortgage loans with original terms to maturity of between ten and thirty years, substantially all of which are secured by first-liens on one- to four-family residential properties or multifamily projects. Each mortgage loan must meet standards set forth in the FHLMC Act. A Freddie Mac certificate group may include whole loans, participation interests in whole loans, undivided interests in whole loans, and participations composing another Freddie Mac certificate group.

     Freddie Mac guarantees to each registered holder of a Freddie Mac certificate the timely payment of interest at the rate provided for by the certificate. Freddie Mac also guarantees ultimate collection of all principal on the related mortgage loans, without any offset or deduction, but generally does not guarantee the timely repayment of principal. Freddie Mac may remit principal at any time after default on an underlying mortgage loan, but no later than 30 days following (a) foreclosure sale, (b) payment of a claim by any mortgage insurer, or (c) the expiration of any right of redemption, whichever occurs later, and in any event no later than one year after demand has been made upon the mortgager for accelerated payment of principal. Obligations guaranteed by Freddie Mac are not backed by the full faith and credit of the U.S. government.

     COLLATERALIZED MORTGAGE OBLIGATIONS (CMOS). A CMO is a multiclass bond backed by a pool of mortgage pass-through certificates or mortgage loans. CMO's may be collateralized by (a) Ginnie Mae, Fannie Mae, or Freddie Mac pass-through certificates, (b) unsecuritized mortgage loans insured by the Federal Housing Administration or guaranteed by the Department of Veterans' Affairs, (c) unsecuritized conventional mortgages, or (d) any combination thereof.

     In structuring a CMO, an issuer distributes cash flow from the underlying collateral over a series of classes called "tranches." Each CMO is a set of two or more tranches, with average lives and cash flow patterns designed to meet specific investment objectives. The average life expectancies of the different tranches in a four-part deal, for example, might be two, five, seven, and twenty years.

     As payments on the underlying mortgage loans are collected, the CMO issuer pays the coupon rate of interest to the bondholders in each tranche. At the outset, scheduled and unscheduled principal payments go to investors in the first tranches. Investors in later tranches do not begin receiving principal payments until the prior tranches are paid off. This basic type of CMO is known as a "sequential pay" or "plain vanilla" CMO.

     Some CMOs are structured so that the prepayment or market risks are transferred from one tranche to another. Prepayment stability is improved in some tranches if other tranches absorb more prepayment variability.

     The final tranche of a CMO often takes the form of a Z-bond, also known as an "accrual bond" or "accretion bond." Holders of these securities receive no cash until the earlier tranches are paid in full. During the period that the other tranches are outstanding, periodic interest payments are added to the initial face amount of the Z-bond but are not paid to investors. When the prior tranches are retired, the Z-bond receives coupon payments on its higher principal balance plus any principal prepayments from the underlying mortgage loans. The existence of a Z-bond tranche helps stabilize cash flow patterns in the other tranches. In a changing interest rate environment, however, the value of the Z-bond tends to be more volatile.

     As CMOs have evolved, some classes of CMO bonds have become more prevalent. The planned amortization class (PAC) and targeted amortization class (TAC), for example, were designed to reduce prepayment risk by establishing a sinking-fund structure. PAC and TAC bonds assure to varying degrees that investors will receive payments over a predetermined period under various prepayment scenarios. Although PAC and TAC bonds are similar, PAC bonds are better able to provide stable cash flows under various prepayment scenarios than TAC bonds because of the order in which these tranches are paid.

     The existence of a PAC or TAC tranche can create


6                                                   American Century Investments



higher levels of risk for other tranches in the CMO because the stability of the PAC or TAC tranche is achieved by creating at least one other tranche-known as a companion bond, support, or non-PAC bond--that absorbs the variability of principal cash flows. Because companion bonds have a high degree of average life variability, they generally pay a higher yield. A TAC bond can have some of the prepayment variability of a companion bond if there is also a PAC bond in the CMO issue.

     Floating-rate CMO tranches (floaters) pay a variable rate of interest that is usually tied to the London Interbank Offered Rate (LIBOR). Institutional investors with short-term liabilities, such as commercial banks, often find floating-rate CMOs attractive investments. "Super floaters" (which float a certain percentage above LIBOR) and "inverse floaters" (which float inversely to LIBOR) are variations on the floater structure that have highly variable cash flows.

     STRIPPED MORTGAGE-BACKED SECURITIES (ARM FUND ONLY). Stripped mortgage securities are created by segregating the cash flows from underlying mortgage loans or mortgage securities to create two or more new securities, each with a specified percentage of the underlying security's principal or interest payments. Mortgage securities may be partially stripped so that each investor class receives some interest and some principal. When securities are completely stripped, however, all of the interest is distributed to holders of one type of security, known as an interest-only security, or IO, and all of the principal is distributed to holders of another type of security known as a principal-only security, or PO. Strips can be created in a pass-through structure or as tranches of a CMO.

     The market values of IOs and POs are very sensitive to interest rate and prepayment rate fluctuations. POs, for example, increase (or decrease) in value as interest rates decline (or rise). The price behavior of these securities also depends on whether the mortgage collateral was purchased at a premium or discount to its par value. Prepayments on discount coupon POs generally are much lower than prepayments on premium coupon POs. IOs may be used to hedge a Fund's other investments because prepayments cause the value of an IO strip to move in the opposite direction from other mortgage-backed securities.

     ADJUSTABLE-RATE MORTGAGE LOANS (ARMS). ARMs eligible for inclusion in a mortgage pool will generally provide for a fixed initial mortgage interest rate for a specified period of time, generally for either the first three, six, twelve, thirteen, thirty-six, or sixty scheduled monthly payments. Thereafter, the interest rates are subject to periodic adjustment based on changes in an index.

     ARMs have minimum and maximum rates beyond which the mortgage interest rate may not vary over the lifetime of the loan. Certain ARMs provide for additional limitations on the maximum amount by which the mortgage interest rate may adjust for any single adjustment period. Negatively amortizing ARMs may provide limitations on changes in the required monthly payment. Limitations on monthly payments can result in monthly payments that are greater or less than the amount necessary to amortize a negatively amortizing ARM by its maturity at the interest rate in effect during any particular month.

     There are two types of indexes that provide the basis for ARM rate adjustments: those based on market rates and those based on a calculated measure, such as a cost of funds index or a moving average of mortgage rates.
Commonly utilized indexes include the one-year, three-year, and five-year constant maturity U.S. Treasury rates (as reported by the Federal Reserve Board); the three-month Treasury bill rate; the 180-day Treasury bill rate; rates on longer-term Treasury securities; the Eleventh District Federal Home Loan Bank Cost of Funds Index (EDCOFI); the National Median Cost of Funds Index; the one-month, three-month, six-month, or one-year London Interbank Offered Rate (LIBOR); or six-month CD rates. Some indexes, such as the one-year constant maturity Treasury rate or three-month LIBOR, are highly correlated with changes in market interest rates. Other indexes, such as the EDCOFI, tend to lag behind changes in market rates and be somewhat less volatile over short periods of time.

     The EDCOFI reflects the monthly weighted average cost of funds of savings and loan associations and savings banks whose home offices are located in Arizona, California, and Nevada (the Federal Home Loan Bank Eleventh District) and who are member institutions of the Federal Home Loan Bank of San


Statement of Additional Information                                            7


Francisco (the FHLB of San Francisco), as computed from statistics tabulated and published by the FHLB of San Francisco. The FHLB of San Francisco normally announces the Cost of Funds Index on the last working day of the month following the month in which the cost of funds was incurred.

     One-year and three-year Constant Maturity Treasury (CMT) rates are calculated by the Federal Reserve Bank of New York, based on daily closing bid yields on actively traded Treasury securities submitted by five leading broker-dealers. The median bid yields are used to construct a daily yield curve.

     The National Median Cost of Funds Index, similar to the EDCOFI, is calculated monthly by the Federal Home Loan Bank Board (FHLBB) and represents the average monthly interest expenses on liabilities of member institutions. A median, rather than an arithmetic mean, is used to reduce the effect of extreme numbers.

     The London Interbank Offered Rate Index (LIBOR) is the rate at which banks in London offer Eurodollars in trades between banks. LIBOR has become a key rate in the U.S. domestic money market because it is perceived to reflect the true global cost of money.

     The Manager may invest in ARMs whose periodic interest rate adjustments are based on new indexes as these indexes become available.

ZERO-COUPON   SECURITIES  (SHORT-TERM  TREASURY,   INTERMEDIATE-TERM   TREASURY,
LONG-TERM TREASURY AND INFLATION-ADJUSTED TREASURY)

     Zero-coupon U.S. Treasury securities are the unmatured interest coupons and underlying principal portions of U.S. Treasury notes and bonds. Originally, these securities were created by broker-dealers who bought Treasury notes and bonds and deposited these securities with a custodian bank. The broker-dealers then sold receipts representing ownership interests in the coupons or principal portions of the notes and bonds. Some examples of zero-coupon securities sold through custodial receipt programs are CATS (Certificates of Accrual on Treasury Securities), TIGRs (Treasury Investment Growth Receipts), and generic TRs (Treasury Receipts).

     The U.S. Treasury subsequently introduced a program called Separate Trading of Registered Interest and Principal of Securities (STRIPS). In this program, eligible securities may be presented to the U.S. Treasury and exchanged for their component parts, which are then traded in book-entry form. (Book-entry trading eliminated the bank credit risks associated with broker-dealer sponsored custodial receipt programs.) STRIPS are direct obligations of the U.S. government and have the same credit risks as other U.S. Treasury securities.

     Principal and interest on bonds issued by the Resolution Funding Corporation (REFCORP) have also been separated and issued as stripped securities. The U.S. government and its agencies may issue securities in zero-coupon form. These securities are referred to as "original issue zero-coupon securities."

OTHER INVESTMENT COMPANIES (CAPITAL PRESERVATION)

     The Fund may invest in securities issued by open and closed-end investment companies which are consistent with its investment objective and policies. Under the 1940 Act, the Fund's investment in such securities, subject to certain exceptions, currently is limited to (a) 3% of the total voting stock of any one investment company, (b) 5% of the Fund's net assets with respect to any one investment company and (c) 10% of the Funds net assets in the aggregate. Such purchases will be made in the open market where no commission or profit to a sponsor or dealer results from the purchase other than the customary brokers' commissions. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the management fee that the Fund bears directly in connection with its own operations.

INVESTMENT RESTRICTIONS

     The Funds' investment restrictions set forth below are fundamental and may not be changed without approval of a majority of the votes of shareholders of the Fund, as determined in accordance with the Investment Company Act of 1940.

     CAPITAL PRESERVATION FUND MAY NOT:

1) With respect to 75% of its total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. govern-


8                                                   American Century Investments


     ment or its agencies or instrumentalities) if, as a result, (a) more than 5% of the Fund's total assets would be invested in securities of that issuer, or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

2)   Issue senior securities, except as permitted under the 1940 Act.

3) Borrow money, except that the Fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of the Fund's total assets (including the amount borrowed) less liabilities (other than borrowings).

4) Lend any security or make any other loan if, as a result, more than 33 1/3% of the Fund's total assets would be lent to other parties, except, (a) through the purchase of a portion of an issue of debt securities in accordance with its investment objective, policies and limitations, or (b) by engaging in repurchase agreements with respect to portfolio securities.

5) Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investment in securities or other instruments backed by real estate or securities of companies engaged in the real estate business).

6) Purchase any securities which would cause 25% or more of the value of the Fund's total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. government, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions and repurchase agreements secured by such instruments, (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents, (c) utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry, and (d) personal credit and business credit businesses will be considered separate industries.

7) Act as underwriter of securities issued by others, except to the extent that the Fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities.

8) Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments.

9)   Invest for purposes of exercising control over management.

     GOVERNMENT Agency may not:

(1) Borrow money in excess of 33 1/3% of the market value of its total assets. The Fund may borrow from a bank as a temporary measure to satisfy redemption requests or for extraordinary or emergency purposes, provided that immediately after any such borrowing there is an asset coverage of at least 300 per centum for all such borrowings. To secure any such borrowing, the Fund may pledge or hypothecate not in excess of 33 1/3% of the value of its total assets. The Fund will not purchase any security while borrowings representing more than 5% of its total assets are outstanding. The Fund may also borrow money for temporary or emergency purposes from other funds or portfolios for which Benham Management Corporation is the investment advisor, or from a joint account of such funds or portfolios, as permitted by federal regulatory agencies.

(2)  Act as an underwriter of securities issued by others.

(3) Purchase, sell, or invest in real estate, commodities, commodity contracts, foreign exchange, or interests in oil, gas, or other mineral exploration or development programs, provided that this limitation shall not prohibit the purchase of U.S. government securities and other debt securities secured by real estate or interests therein.

(4)  Engage in any short-selling operations.

(5) Make loans to others, except for the lending of portfolio securities pursuant to guidelines established by the Board of Trustees or for the


Statement of Additional Information                                            9


     purchase of debt securities in accordance with the Fund's investment objective and policies.

(6) Purchase any equity securities in any companies, including warrants or bonds with warrants attached, or any preferred stocks, convertible bonds, or convertible debentures.

(7) Engage in margin transactions or in transactions involving puts, calls, straddles, or spreads.

(8) Invest in securities which are not readily marketable or the disposition of which is restricted under federal securities laws (collectively, "illiquid securities") if, as a result, more than 10% of the Fund's net assets would be invested in illiquid securities.

(9) Issue or sell any class of senior security as defined in the Investment Company Act of 1940 except to the extent that notes evidencing temporary borrowings or the purchase of securities on a when-issued or delayed-delivery basis might be deemed such.

(10) Purchase or retain securities of any issuer if, to the knowledge of the Trust's management, those officers and Trustees of the Trust and of its investment advisor, who each own beneficially more than 0.5% of the outstanding securities of such issuer, together own beneficially more than 5% of such securities.

     SHORT-TERM TREASURY MAY NOT:

(1) With respect to 75% of its total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, (a) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

(2) Issue senior securities, except as permitted under the Investment Company Act of 1940 and except to the extent that notes evidencing temporary borrowings or the purchase of securities on a when-issued or delayed-delivery basis might be deemed such.

(3) Borrow money, except for temporary or emergency purposes, and then only from a bank. Such borrowings may not exceed 33 1/3% of the Fund's total assets.

(4) Underwrite securities issued by others, except to the extent that the Fund may be considered an underwriter within the meaning of the Securities Act of 1933 in disposing of restricted securities.

(5) Purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of the Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry.

(6) Purchase or sell real estate unless acquired as result of ownership of securities or other instruments, provided that this limitation will not prohibit the Fund from purchasing U.S. government securities secured by real estate or interests therein.

(7) Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments, provided that this limitation will not prohibit the Fund from purchasing and selling options and futures contracts or from investing in securities or other instruments backed by physical commodities.

(8) Make loans, other than loans of portfolio securities pursuant to guidelines established by the Board of Trustees, provided that this restriction will not prohibit the Fund from purchasing debt securities in accordance with its investment objectives and policies. Loans, in the aggregate, will be limited to 33 1/3% of the Fund's total assets.

     INTERMEDIATE-TERM TREASURY MAY NOT:

(1) Purchase the securities of any issuer other than the U.S. Treasury. This restriction shall not apply to repurchase agreements consisting of U.S. government securities or to purchases by the Fund of shares of other investment companies, provided that not more than 3% of such investment company's outstanding shares would be held by the Fund, not more than 5% of the value of the Fund's assets would be invested in shares of such company, and not more than 10% of the value of the Fund's assets would be invested in shares of investment companies in the aggregate.



10                                                  American Century Investments



(2)  Engage in any short-selling operations.

(3) Engage in margin transactions or in transactions involving puts, calls, straddles, or spreads.

(4) Purchase or sell real estate, commodities, or commodity contracts, or buy and sell foreign exchange.

(5) Purchase securities for which the Fund might be liable for further payment or liability.

(6) Invest in portfolio securities that the Fund may not be free to sell to the public without registration under the Securities Act of 1933 or the taking of similar actions under other securities laws relating to the sale of securities.

(7) Issue or sell any class of senior security, except to the extent that notes evidencing temporary borrowing might be deemed such.

(8) Lend money other than through the purchase of debt securities in accordance with its investment policy (this restriction does not apply to repurchase agreements).

(9) Borrow money except from a bank as a temporary measure to satisfy redemption requests, or for extraordinary or emergency purposes and then only in an amount not exceeding 33 1/3% of the market value of the Fund's total assets, so that immediately after any such borrowing there is an asset coverage of at least 300 per centum for all such borrowings. To secure any such borrowing, the Fund may not pledge or hypothecate in excess of 33 1/3% of the value of its total assets. The Fund will not purchase any security while borrowings representing more than 5% of its total assets are outstanding.

     LONG-TERM TREASURY MAY NOT:

(1) With respect to 75% of its total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result (a) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

(2) Issue senior securities, except as permitted under the Investment Company Act of 1940 and except to the extent that notes evidencing temporary borrowings or the purchase of securities on a when-issued or delayed-delivery basis might be deemed such.

(3) Borrow money, except for temporary or emergency purposes, and then only from a bank. Such borrowings may not exceed 33 1/3% of the Fund's total assets.

(4) Underwrite securities issued by others, except to the extent that the Fund may be considered an underwriter within the meaning of the Securities Act of 1933 in disposing of restricted securities.

(5) Purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of the Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry.

(6) Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments, provided that this limitation will not prohibit the Fund from purchasing U.S. government securities secured by real estate or interests therein.

(7) Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments, provided that this limitation will not prohibit the Fund from purchasing and selling options and futures contracts or from investing in securities or other instruments backed by physical commodities.

(8) Make loans, other than loans of portfolio securities pursuant to guidelines established by the Board of Trustees, provided that this restriction will not prohibit the Fund from purchasing debt securities in accordance with its investment objectives and policies. Loans, in the aggregate, will be limited to 33 1/3% of the Fund's total assets.

     ARM FUND MAY NOT:

(1) Borrow money in excess of 33 1/3% of the market value of its total assets, and then only from a bank and as a temporary measure to satisfy redemption requests or for extraordinary or emergency purposes, and provided that immediately after any such borrowing there is an asset coverage of at least 300 per centum for all



Statement of Additional Information                                           11


     such borrowings. To secure any such borrowing, the Fund may pledge or hypothecate not in excess of 33 1/3% of the value of its total assets. The Fund will not purchase any security while borrowings representing more than 5% of its total assets are outstanding.

(2)  Act as an underwriter of securities issued by others.

(3) Purchase, sell, or invest in real estate, commodities, commodity contracts, foreign exchange, or interests in oil, gas, or other mineral exploration or development programs, provided that this limitation shall not prohibit the purchase of U.S. government securities and other debt securities secured by real estate or interests therein.

(4)  Engage in any short-selling operations.

(5) Make loans to others, except for the lending of portfolio securities pursuant to guidelines established by the Board of Trustees or for the purchase of debt securities in accordance with the Fund's investment objective and policies.

(6) Purchase any equity securities in any companies, including warrants or bonds with warrants attached, or any preferred stocks, convertible bonds, or convertible debentures.

(7) Engage in margin transactions or in transactions involving puts, calls, straddles, or spreads.

(8) Invest in securities that are not readily marketable or the disposition of which is restricted under federal securities laws (collectively, "illiquid securities") if, as a result, more than 10% of the Fund's net assets would be invested in illiquid securities.

(9) Issue or sell any class of senior security as defined in the Investment Company Act of 1940 except to the extent that notes evidencing temporary borrowings or the purchase of securities on a when-issued or delayed-delivery basis might be deemed such.

(10) Acquire or retain the securities of any other investment company if, as a result, more than 3% of such investment company's outstanding shares would be held by the Fund, more than 5% of the value of the Fund's assets would be invested in shares of such investment company, or more than 10% of the value of the Fund's assets would be invested in shares of investment companies in the aggregate, or except in connection with a merger, consolidation, acquisition, or reorganization.

(11) Purchase or retain securities of any issuer if, to the knowledge of the Trust's management, those officers and Trustees of the Trust and of its investment advisor who each own beneficially more than 0.5% of the outstanding securities of such issuer together own beneficially more than 5% of such securities.

     GNMA FUND MAY NOT:

(1) Borrow money in excess of 33 1/3% of the market value of its total assets, and then only from a bank and as a temporary measure to satisfy redemption requests or for extraordinary or emergency purposes, and provided that immediately after any such borrowing there is an asset coverage of at least 300 per centum for all such borrowings. To secure any such borrowing, the Fund may pledge or hypothecate not in excess of 33 1/3% of the value of its total assets. The Fund will not purchase any security while borrowings representing more than 5% of its total assets are outstanding.

(2)  Act as an underwriter of securities issued by others.

(3) Purchase, sell, or invest in real estate, commodities, commodity contracts, foreign exchange, or interests in oil, gas, or other mineral exploration or development programs, provided that this limitation shall not prohibit the purchase of U.S. government securities and other debt securities secured by real estate or interests therein.

(4)  Engage in any short-selling operations.

(5) Make loans to others, except for the lending of portfolio securities pursuant to guidelines established by the Board of Trustees or for the purchase of debt securities in accordance with the Fund's investment objective and policies.

(6) Purchase any equity securities in any companies, including warrants or bonds with warrants attached, or any preferred stocks, convertible bonds, or convertible debentures.

(7) Engage in margin transactions or in transactions involving puts, calls, straddles, or spreads.

(8) Invest in securities that are not readily marketable or the disposition of which is restricted



12                                                  American Century Investments



     under federal securities laws (collectively, "illiquid securities") if, as a result, more than 10% of the Fund's net assets would be invested in illiquid securities.

(9) Issue or sell any class of senior security as defined in the Investment Company Act of 1940 except to the extent that notes evidencing temporary borrowings or the purchase of securities on a when-issued or delayed-delivery basis might be deemed such.

(10) Acquire or retain the securities of any other investment company except in connection with a merger, consolidation, acquisition, or reorganization.

(11) Purchase or retain securities of any issuer if, to the knowledge of the Trust's management, those officers and Trustees of the Trust and of its investment advisor who each own beneficially more than 0.5% of the outstanding securities of such issuer together own beneficially more than 5% of such securities.

     INFLATION-ADJUSTED TREASURY MAY NOT:

(1) With respect to 75% of its total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities) if, as a result, more than 5% of its total assets would be invested in securities of that issuer, or it would hold more than 10% of the outstanding voting securities of that issuer.

(2)  Issue senior securities, except as permitted under the 1940 Act.

(3) Borrow money, except that the Fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of the Fund's total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation.

(4) Lend any security or make any other loan if, as a result, more than 33 1/3% of the Fund's total assets would be lent to other parties, except, (a) through the purchase of a portion of an issue of debt securities in accordance with its investment objective, policies and limitations, or (b) by engaging in repurchase agreements with respect to portfolio securities.

(5) Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investment in securities or other instruments backed by real estate or securities of companies engaged in the real estate business).

(6) Act as underwriter of securities issued by others, except to the extent that the Fund may be considered as underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities.

(7) Purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of the Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry.

     Some of the Funds are also subject to the following restrictions that are not fundamental and may therefore be changed by the Board of Trustees without shareholder approval.

     CAPITAL PRESERVATION FUND MAY NOT:

a) Lend assets other than securities to other parties, except by (a) lending money (up to 5% of the Fund's net assets) to a registered investment company or portfolio for which its investment advisor or an affiliate serves as investment advisor or (b) acquiring loans, loan participation, or other forms of direct debt instruments and in connection therewith, assuming any associated unfunded commitments of the sellers. (This limitation does not apply to purchases of debt securities or to repurchase agreements.)

b) Purchase or sell futures contracts or call options. This limitation does not apply to options attached to, or acquired or traded together with, their underlying securities, and does not apply to securities that incorporate features similar to options or futures contracts.

c) Purchase any security or enter into a repurchase agreement if, as a result, more than 10% of its net assets would be invested in repurchase agreements not entitling the holder to



Statement of Additional Information                                           13



     payment of principal and interest within seven days and in securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market.

d) Except in connection with a merger, consolidation, acquisition, or reorganization, invest in the securities of other investment companies, including investment companies advised by the Manager, if, immediately after such purchase or acquisition, more than 10% of the value of the Fund's total assets would be invested in such securities.

e) Invest in securities of an issuer that, together with any predecessor, has been in operation for less than three years if, as a result, more than 5% of the total assets of the Fund would then be invested in such securities.

f) Purchase warrants, valued at the lower of cost or market, in excess of 10% of the Fund's net assets. Included in that amount but not to exceed 2% of net assets, are warrants whose underlying securities are not traded on principal domestic or foreign exchanges. Warrants acquired by the Fund in units or attached to securities are not subject to these restrictions.

g) Invest in oil, gas or other mineral exploration or development programs or leases.

h) Sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

i) Purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

j) Purchase the securities of any issuer if, to the knowledge of the Fund's management, those officers and directors of the Fund and of its investment advisor, who each own beneficially more than 0.5% of the outstanding securities of such issuer, together own more than 5% of such issuer's securities.

     GOVERNMENT AGENCY MAY NOT:

(a)  Invest in oil, gas, or other mineral leases.

     SHORT-TERM TREASURY MAY NOT:

(a) Engage in any short-selling operations, provided that transactions in futures and options will not constitute selling securities short.

(b) Purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts will not constitute purchasing securities on margin.

(c) Purchase any security while borrowings representing more than 5% of its total assets are outstanding.

(d)  Purchase restricted securities.

(e) Invest in securities that are not readily marketable or the disposition of which is restricted under federal securities laws (collectively, "illiquid securities") if, as a result, more than 10% of the Fund's net assets would be invested in illiquid securities.

(f) Purchase or sell futures contracts or put or call options, provided that this restriction will not apply to options attached to, or acquired or traded together with, their underlying securities; nor will it apply to
     securities  that  incorporate   features  similar  to  options  or  futures
     contracts.

(g) Purchase the securities of other investment companies except in the open market where no commission except the ordinary broker's commission is paid or purchase securities issued by other open-end investment companies, provided that this restriction will not apply to securities received as dividends, through offers of exchange, or as a result of a reorganization, consolidation, or merger.

(h) Purchase any equity securities, including warrants or bonds with warrants attached, or any preferred stocks, convertible bonds, or convertible debentures.

(i) Invest in oil, gas, or other mineral exploration or development programs or leases.

(j) Purchase securities of any issuer if, to the knowledge of the Fund's investment advisor,



14                                                  American Century Investments


     those Trustees and officers of the Trust and those Trustees and officers of the investment advisor who individually own more than 0.5% of the outstanding securities of such issuer, together own

(k) Invest more than 15% of the Fund's total assets in the securities of issuers which together with any predecessors have a record of less than three years continuous operation and securities of issuers which are restricted as to disposition (including 144A securities).

     LONG-TERM TREASURY MAY NOT:

(a) Engage in any short-selling operations, provided that transactions in futures and options will not constitute selling securities short.

(b) Purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts will not constitute purchasing securities on margin.

(c) Purchase any security while borrowings representing more than 5% of its total assets are outstanding.

(d) Invest in securities that are not readily marketable or the disposition of which is restricted under federal securities laws (collectively, "illiquid securities") if, as a result, more than 10% of the Fund's net assets would be invested in illiquid securities.

(e) Purchase or sell futures contracts or put or call options, provided that this restriction will not apply to options attached to, or acquired or traded together with, their underlying securities; nor will it apply to
     securities  that  incorporate   features  similar  to  options  or  futures
     contracts.

(f) Purchase the securities of other investment companies except in the open market where no commission except the ordinary broker's commission is paid or purchase securities issued by other open-end investment companies, provided that this restriction will not apply to securities received as dividends, through offers of exchange, or as a result of a reorganization, consolidation, or merger.

(g) Purchase any equity securities, including warrants or bonds with warrants attached, or any preferred stocks, convertible bonds, or convertible debentures.

(h) Invest in oil, gas, or other mineral exploration or development programs or leases.

(i) Purchase securities of any issuer if, to the knowledge of the Fund's investment advisor, those Trustees and officers of the Trust, and those Trustees and officers of the investment advisor who individually own more than 0.5% of the outstanding securities of such issuer, together own beneficially more than 5% of such issuer's securities.

(j) Invest more than 15% of the Fund's total assets in the securities of issuers which together with any predecessors have a record of less than three year's continuous operation and securities of issuers which are restricted as to disposition (including 144A securities).

(k)  Purchase restricted securities.

     ARM FUND MAY NOT:

(a)  Invest in oil, gas, or other mineral leases.

     INFLATION-ADJUSTED TREASURY MAY NOT:

(a) Lend assets other than securities to other parties, except by (a) lending money (up to 5% of the Fund's net assets) to a registered investment company or portfolio for which its investment advisor or an affiliate serves as investment advisor or (b) acquiring loans, loan participation, or other forms of direct debt instruments and in connection therewith, assuming any associated unfunded commitments of the sellers. (This limitation does not apply to purchases of debt securities or to repurchase agreements.)

(b) Sell securities short, unless its owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transaction in futures contracts and options are not deemed to constitute selling securities short.

(c) Purchase any security while borrowings representing more than 5% of its total assets are outstanding.

     Unless otherwise indicated, with the exception of the percentage limitation on borrowing, percentage limitations included in the restrictions apply at the


Statement of Additional Information                                           15


time transactions are entered into. Accordingly, any later increase or decrease beyond the specified limitation resulting from a change in the Fund's net assets will not be considered in determining whether it has complied with its investment restrictions.

PORTFOLIO TRANSACTIONS

     Each Fund's assets are invested by the Manager in a manner consistent with the Fund's investment objectives, policies, and restrictions, and with any instructions the Board of Trustees may issue from time to time. Within this framework, the Manager is responsible for making all determinations as to the purchase and sale of portfolio securities and for taking all steps necessary to implement securities transactions on behalf of the Funds.

     In placing orders for the purchase and sale of portfolio securities, the Manager will use its best efforts to obtain the best possible price and execution and will otherwise place orders with broker-dealers subject to and in accordance with any instructions the Board of Trustees may issue from time to time. The Manager will select broker-dealers to execute portfolio transactions on behalf of the Funds solely on the basis of best price and execution.

     U.S. government securities generally are traded in the over-the-counter market through broker-dealers. A broker-dealer is a securities firm or bank that makes a market for securities by offering to buy at one price and sell at a slightly higher price. The difference between the prices is known as a spread.

     On behalf of the Funds, the Manager transacts in round lots ($100,000 to $10 million or more) whenever possible. Since commissions are not charged for round-lot transactions of U.S. Treasury securities, the Funds' transaction costs consist solely of custodian charges and dealer mark-ups. Each Fund may hold its portfolio securities to maturity or sell or swap them for others, depending upon the level and slope of, and anticipated changes in, the yield curve. The Funds paid no brokerage commissions during the fiscal year ended March 31, 1996.

     The portfolio turnover rates for each of the Variable-Price Funds (except for Inflation-Adjusted Treasury) appear in the Financial Highlights appearing in the Prospectus. The portfolio turnover rate the Inflation-Adjusted Treasury is not expected to exceed 100%.

VALUATION OF PORTFOLIO SECURITIES

     Each Fund's net asset value per share ("NAV") is calculated as of the close of business of the New York Stock Exchange (the "Exchange"), usually at 3:00 p.m. Central time each day the Exchange is open for business. The Exchange has designated the following holiday closings for 1997: New Year's Day (observed), Presidents` Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas (observed). Although the Funds expect the same holiday schedule to be observed in the future, the Exchange may modify its holiday schedule at any time.

     Each Fund's share price is calculated by adding the value of all portfolio securities and other assets, deducting liabilities, and dividing the result by the number of shares outstanding. Expenses and interest on portfolio securities are accrued daily.

     Securities held by the Money Market Funds are valued on the basis of amortized cost. This method involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium paid at the time of purchase. Although this method provides certainty in valuation, it generally disregards the effect of fluctuating interest rates on an instrument's market value. Consequently, the instrument's amortized cost value may be higher or lower than its market value, and this discrepancy may be reflected in a Fund's yield. During periods of declining interest rates, for example, the daily yield on Fund shares computed as described above may be higher than that of a fund with identical investments priced at market value. The converse would apply in a period of rising interest rates.

     The amortized cost valuation method is permitted in accordance with Rule 2a-7 under the 1940 Act. Under the Rule, funds such as Capital Preservation and Government Agency, holding themselves out as money market funds, must adhere to certain quality and maturity criteria. In particular, such a fund must limit its investments to U.S. dollar-denominated instruments that are determined by its board of directors or trustees to present minimal credit risks and that are (a) high-grade obligations rated in accordance with applicable rules in one of the two highest rating


16                                                  American Century Investments


categories for short-term obligations by at least two rating agencies (or by one if only one has rated the obligation), or (b) unrated obligations judged by the advisor, under the direction of the fund's board of directors or trustees, to be of comparable quality. Further, pursuant to Rule 2a-7, a money market fund must maintain a dollar weighted average portfolio maturity of 90 days or less and may not purchase instruments with remaining maturities in excess of 397 days.

     The Board of Trustees has established procedures designed to stabilize the Money Market Funds' NAVs at $1.00 per share to the extent reasonably possible. These procedures require the Trust's Chief Financial Officer to notify the Trustees immediately if, at any time, Capital Preservation or Government Agency's weighted average maturity exceeds 90 days, or if either Money Market Fund's NAV, as determined by using available market quotations, deviates from its amortized cost per share by .25% or more. If such deviation exceeds .40%, a meeting of the Board of Trustees' audit committee will be called to consider what action, if any, should be taken. If such deviation exceeds .50%, the Fund's Chief Financial Officer is instructed to adjust daily dividend distributions immediately to the extent necessary to reduce the deviation to .50% or lower and to call a meeting of the Board of Trustees to consider further action.

     Actions the Board of Trustees may consider under these circumstances include but are not limited to: (a) selling portfolio securities prior to maturity; (b) withholding dividends or distributions from capital; (c) authorizing a one-time dividend adjustment; (d) discounting share purchases and initiating redemptions in kind; or (e) valuing portfolio securities at market for purposes of calculating NAV.

     Most securities held by the Variable-Price Funds are valued at current market value as provided by an independent pricing service. Other securities are priced at fair value as determined in good faith pursuant to guidelines established by the Funds' Board of Trustees.

PERFORMANCE

     A Fund may quote performance in various ways. Historical performance information will be used in advertising and sales literature and is not indicative of future results. A Fund's share price, yield and return will vary with changing market conditions.

     For the MONEY MARKET FUNDS, yield quotations are based on the change in the value of a hypothetical investment (excluding realized gains and losses from the sale of securities and unrealized appreciation and depreciation of securities) over a seven-day period (base period) and stated as a percentage of the investment at the start of the base period (base-period return). The base-period return is then annualized by multiplying it by 365/7, with the resulting yield figure carried to at least the nearest hundredth of one percent.

     Calculations of effective yield begin with the same base-period return used to calculate yield, but the return is then annualized to reflect weekly compounding according to the following formula:

Effective Yield = [(Base-Period Return + 1)365/7] - 1

     Each Money Market Fund's yield for the seven-day period ended September 30, 1996 is indicated in the following table.


Fund                       Yield        Effective Yield
--------------------------------------------------------
Capital Preservation       4.73%            4.85%
Government Agency          4.78             4.89


     For the VARIABLE-PRICE FUNDS, yield quotations are based on the investment income per share earned during a particular 30-day period, less expenses accrued during the period (net investment income), and are computed by dividing the Fund's net investment income by its share price on the last day of the period, according to the following formula:
                           6
     YIELD = 2 [(a - b + 1) - 1]
                 -----
                  cd

where a = dividends and interest earned during the period, b = expenses accrued for the period (net of reimbursements), c = the average daily number of shares outstanding during the period that were entitled to receive dividends, and d = the maximum offering price per share on the last day of the period.

     Each Variable-Price Fund's yield for the 30-day period ended September 30, 1996, is indicated in the following table.


Statement of Additional Information                                           17


Fund                             30-day Yield
----------------------------------------------------
Short-Term Treasury                 5.70%
Intermediate-Term Treasury          6.20
Long-Term Treasury                  6.54
ARM Fund                            5.58
GNMA Fund                           7.04
----------------------------------------------------

     Total returns quoted in advertising and sales literature reflect all aspects of a Fund's return, including the effect of reinvesting dividends and capital gain distributions and any change in the Fund's NAV during the period.

     Average annual total returns are calculated by determining the growth or decline in value of a hypothetical historical investment in a Fund over a stated period and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant throughout the period. For example, a cumulative return of 100% over 10 years would produce an average annual total return of 7.18%, which is the steady annual rate that would result in 100% growth on a compounded basis in 10 years. While average annual total returns are a convenient means of comparing investment alternatives, investors should realize that the Funds' performance is not constant over time, but changes from year to year, and that average annual returns represent averaged figures as opposed to actual year-to-year performance.

     The Funds' average annual returns for the one-year, five-year, ten-year, and life-of-fund periods ended September 30, 1996, are indicated in the following table. Inflation-Adjusted Treasury commenced operations on February 10, 1997, therefore, no performance information is available for this period.

                           Average Annual Total Returns
--------------------------------------------------------------------------------
                                                                        Life-of-
Fund                      One-Year      Five-Years       Ten-Years        Fund
--------------------------------------------------------------------------------
Capital Preservation1      4.92%           3.95%           5.35%           5.34%
Government Agency2         5.01            4.05             N/A            4.96
Short-Term Treasury3       4.64             N/A             N/A            4.37
Intermediate-Term
   Treasury4               4.81            6.33            6.81            8.85
Long-Term Treasury3        1.78             N/A             N/A            6.66
ARM Fund5                  5.74            4.60             N/A            4.76
GNMA Fund5                 5.06            6.91            8.32            8.81
--------------------------------------------------------------------------------
1 Commenced operations on October 13, 1972.
2 Commenced operations on December 5, 1989.
3 Commenced operations on September 8, 1992.
4 Commenced operations on May 16, 1980.
5 Commenced operations on September 3, 1991.
6 Commenced operations on September 23, 1985.

     In addition to average annual total returns, each Fund may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period. Average annual and cumulative total returns may be quoted as a percentage or as a dollar amount and may be calculated for a single investment, a series of investments, or a series of redemptions over any time period. Total returns may be broken down into their components of income and capital (including capital gains and changes in share price) to illustrate the relationship of these factors and their contributions to total return. Performance information may be quoted numerically or in a table, graph, or similar illustration.

     The Funds' performance may be compared with the performance of other mutual funds tracked by mutual fund rating services or with other indexes of market performance. This may include comparisons with funds that, unlike American Century funds, are sold with a sales charge or deferred sales charge. Sources of economic data that may be used for such comparisons may include, but are not limited to, U.S. Treasury bill, note, and bond yields, money market fund yields, U.S. government debt and percentage held by foreigners, the U.S. money supply, net free reserves, and yields on current-coupon GNMAs (source: Board of Governors of the Federal Reserve System); the federal funds and discount rates (source: Federal Reserve Bank of New York); yield curves for U.S. Treasury securities and AA/AAA-rated corporate securities (source: Bloomberg Financial Markets); yield curves for AAA-rated tax-free municipal securities (source:
Telerate); yield curves for foreign government securities (sources: Bloomberg Financial Markets and Data Resources, Inc.); total returns on foreign bonds (source: J.P. Morgan Securities Inc.); various U.S. and foreign government reports; the junk bond market (source: Data Resources, Inc.); the CRB Futures Index (source: Commodity Index Report); the price of gold (sources: London a.m./p.m. fixing and New York Comex Spot Price); rankings of any mutual



18                                                  American Century Investments



fund or mutual fund category tracked by Lipper Analytical Services, Inc. or Morningstar, Inc.; mutual fund rankings published in major nationally distributed periodicals; data provided by the Investment Company Institute; Ibbotson Associates, Stocks, Bonds, Bills, and Inflation; major indexes of stock market performance; and indexes and historical data supplied by major securities brokerage or investment advisory firms. The Funds may also utilize reprints from newspapers and magazines furnished by third parties to illustrate historical performance.

     The Funds' shares are sold without a sales charge (or load). No-load funds offer an advantage to investors when compared to load funds with comparable investment objectives and strategies.

TAXES

FEDERAL INCOME TAX

     Each Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). By so qualifying, each Fund will not incur federal or state income taxes on its net investment income and on its net realized capital gains to the extent distributed as dividends to shareholders.

     Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax at the Fund level. To avoid the tax, a Fund must distribute during each calendar year an amount equal to the sum of (a) at least 98% if its ordinary income (not taking into account any capital gains or losses) for the calendar year, (b) at least 98% of its capital gains in excess of capital losses (adjusted for certain ordinary losses) for a one-year period generally ending on October 31st of the calendar year, and (c) all ordinary income and capital gains for previous years that were not distributed during such years.

     Under the Code, dividends derived from interest, and any short-term capital gains, are federally taxable to shareholders as ordinary income, regardless of whether such dividends are taken in cash or reinvested in additional shares. Distributions made from a Fund's net realized long-term capital gains (if any) and designated as capital gain dividends are taxable to shareholders as long-term capital gains, regardless of the length of time shares are held. Corporate investors are not eligible for the dividends-received deduction with respect to distributions from the Funds. A distribution will be treated as paid on December 31st of a calendar year if it is declared by a Fund in October, November or December of the year with a record date in such a month and paid by the Fund during January of the following year. Such distributions will be taxable to shareholders in the calendar year the distributions are declared, rather than the calendar year in which the distributions are received.

     Upon redeeming, selling, or exchanging shares of a Variable-Price Fund, a shareholder will realize a taxable gain or loss depending upon his or her basis in the shares liquidated. The gain or loss generally will be long-term or short-term depending on the length of time the shares were held. However, a loss recognized by a shareholder in the disposition of shares on which capital gain dividends were paid (or deemed paid) before the shareholder had held his or her shares for more than six months would be treated as a long-term capital loss for tax purposes to the extent of capital gain dividends paid (or deemed paid).

     As of March 31, 1996, capital loss carryovers were as follows: $7,505,846 (Intermediate-Term Treasury), $857,191 (Long-Term Treasury), $69,205,630 (ARM
Fund), and $23,041,420 (GNMA Fund). All loss carryovers will expire during the period March 31, 2000, through March 31, 2004. A Fund will not make capital gain distributions to its shareholders until all of its capital loss carryovers have been offset or expired.

     The Funds may invest in obligations issued at a discount. In that case, a portion of the discount element generally is included in the Fund's investment company taxable income in each taxable period in which the obligation is held. Such amounts are subject to the Fund's tax-related distribution requirements even if not received by the Fund in cash in that period.

     Dividends paid by Government Agency, Short-Term Treasury, Intermediate-Term Treasury, Long-Term Treasury and Inflation-Adjusted Treasury are exempt from state personal income taxes in all states to the extent these Funds derive their income from debt securities of the U.S. government, whose interest payments are state tax-exempt.


Statement of Additional Information                                           19


     The information above is only a summary of some of the tax considerations generally affecting the Funds and their shareholders. No attempt has been made to discuss individual tax consequences. The Funds' distributions may also be subject to state, local, or foreign taxes. To determine whether a Fund is a suitable investment based on his or her tax situation, a prospective investor may wish to consult a tax advisor.

ABOUT THE TRUST

     American Century Government Income Trust (the "Trust"), formerly known as Benham Government Income Trust, is a registered open-end management investment company that was organized as a Massachusetts business trust on July 24, 1985. Currently, there are eight series of the Trust as follows: American Century - Benham Capital Preservation Fund, American Century - Benham Government Agency Money Market Fund (formerly known as Benham Government Agency Fund), American Century - Benham Short-Term Treasury Fund (formerly known as Benham Short-Term Treasury and Agency Fund), American Century - Benham Intermediate-Term Treasury Fund (formerly known as Benham Treasury Note Fund), American Century - Benham Long-Term Treasury Fund (formerly known as Benham Long-Term Treasury and Agency
Fund), American Century - Benham Adjustable Rate Government Securities Fund (formerly known as Benham Adjustable Rate Government Securities Fund), American Century - Benham GNMA Fund (formerly known as Benham GNMA Income Fund), and American Century - Benham Inflation-Adjusted Treasury Fund. The Board of Trustees may create additional series from time to time.

     The Declaration of Trust permits the Board of Trustees to issue an unlimited number of full and fractional shares of beneficial interest without par value, which may be issued in series (funds). Shares issued are fully paid and nonassessable when issued and have no preemptive, conversion, or similar rights.

     Each series votes separately on matters affecting that series exclusively. Voting rights are not cumulative, so that investors holding more than 50% of the Trust's (i.e., all series') outstanding shares may elect a Board of Trustees. The Trust has instituted dollar-based voting, meaning that the number of votes you are entitled to is based upon the dollar value of your investment. The election of Trustees is determined by the votes received from all Trust shareholders, without regard to whether a majority of shareholders of any one series voted in favor of a particular nominee or all nominees as a group. Each shareholder has equal rights to dividends and distributions declared by the Fund and to the net assets of such Fund upon its liquidation or dissolution proportionate to his or her share ownership interest in the Fund. Shares of each series have equal voting rights, although each series votes separately on matters affecting that series exclusively.

     Shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for its obligations. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust. The Declaration of Trust also provides for indemnification and reimbursement of expenses of any shareholder held personally liable for obligations of the Trust. The Declaration of Trust provides that the Trust will, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon. The Declaration of Trust further provides that the Trust may maintain appropriate insurance (for example, fidelity, bonding, and errors and omissions insurance) for the protection of the Trust, its shareholders, Trustees, officers, employees, and agents to cover possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss because of shareholder liability is limited to circumstances in which both inadequate insurance exists and the Trust is unable to meet its obligations.

     CUSTODIAN BANKS: Chase Manhattan Bank, 4 Chase Metrotech Center, Brooklyn, New York 11245 and Commerce Bank, N.A., 1000 Walnut, Kansas City, Missouri 64106, serve as custodians of the Funds' assets. Services provided by the custodian banks include (a) settling portfolio purchases and sales, (b) reporting failed trades, (c) identifying and collecting portfolio income, and
(d) providing safekeeping of securities. The custodians take no part in determining the Funds' investment policies or in determining which securities are sold or purchased by the Fund.

     INDEPENDENT AUDITORS: KPMG Peat Marwick LLP, 1000 Walnut, Suite 1600, Kansas City, Missouri 64106,


20                                                  American Century Investments


serves as the Trust's independent auditors and provides services including the audit of annual financial statements.

     For the current fiscal year, which started on April 1, 1997, the Trustees of the Funds have selected Coopers & Lybrand LLP to serve as independent auditors of the Funds. The address of Coopers & Lybrand LLP is City Center Square, 1100 Main Street, Suite 900, Kansas City, Missouri 64105-2140.

TRUSTEES AND OFFICERS

     The Trust's activities are overseen by a Board of Trustees, including six independent Trustees. The individuals listed below whose names are marked by an asterisk (*) are "interested persons" of the Trust (as defined in the Investment Company Act of 1940) by virtue of, among other considerations, their affiliation with either the Trust; the Trust's investment advisor, Benham Management Corporation or American Century Investment Management, Inc. with respect to Capital Preservation; the Trust's agent for transfer and administrative services, American Century Services Corporation (ACS); the Trust's distribution agent, American Century Investment Services, Inc. (ACIS); their parent corporation, American Century Companies, Inc. (ACC) or ACC's subsidiaries; or other funds advised by the Manager. Each Trustee listed below serves as Trustee or Director of other funds advised by the Manager.

     Unless otherwise noted, a date in parentheses indicates the date the Trustee or officer began his or her service in a particular capacity. The Trustees' and officers' address with the exception of Mr. Stowers and Ms. Roepke is 1665 Charleston Road, Mountain View, California 94043. The address of Mr. Stowers and Ms. Roepke is 4500 Main Street, Kansas City, Missouri 64111.

TRUSTEES

     *JAMES M. BENHAM, Chairman of the Board of Trustees (1985), President and Chief Executive Officer (1996). Mr. Benham is also President and Chairman of the Board of the Manager (1971), and a member of the Board of Governors of the Investment Company Institute (1988). Mr. Benham has been in the securities business since 1963, and he frequently comments through the media on economic conditions, investment strategies, and the securities markets.

     ALBERT A. EISENSTAT, independent Trustee (1995). Mr. Eisenstat is an independent Director of each of Commercial Metals Co. (1982), Sungard Data Systems (1991) and Business Objects S/A (1994). Previously, he served as Vice President of Corporate Development and Corporate Secretary of Apple Computer and served on its Board of Directors (1985 to 1993).

     RONALD J. GILSON, independent Trustee (1995); Charles J. Meyers Professor of Law and Business at Stanford Law School (1979) and the Mark and Eva Stern Professor of Law and Business at Columbia University School of Law (1992); counsel to Marron, Reid & Sheehy (a San Francisco law firm, 1984).

     MYRON S. SCHOLES, independent Trustee (1985). Mr. Scholes is a principal of Long-Term Capital Management (1993). He is also Frank E. Buck Professor of Finance at the Stanford Graduate School of Business (1983) and a Director of Dimensional Fund Advisors (1982) and the Smith Breeden Family of Funds (1992). From August 1991 to June 1993, Mr. Scholes was a Managing Director of Salomon Brothers Inc. (securities brokerage).

     KENNETH E. SCOTT, independent Trustee (1985). Mr. Scott is Ralph M. Parsons Professor of Law and Business at Stanford Law School (1972) and a Director of RCM Capital Funds, Inc. (1994).

     ISAAC STEIN, independent Trustee (1992). Mr. Stein is former Chairman of the Board (1990 to 1992) and Chief Executive Officer (1991 to 1992) of Esprit de Corp. (clothing manufacturer). He is a member of the Board of Raychem Corporation (electrical equipment, 1993), President of Waverley Associates, Inc. (private investment firm, 1983), and a Director of ALZA Corporation (pharmaceuticals, 1987). He is also a Trustee of Stanford University (1994) and Chairman of Stanford Health Services (hospital, 1994).

     *JAMES E. STOWERS, Trustee (1995). Mr. Stowers is President, Chief Executive Officer and Director of ACC, ACS and ACIS.

     JEANNE D. WOHLERS, independent Trustee (1985). Ms. Wohlers is a private investor and an independent Director and Partner of Windy Hill Productions, LP. Previously, she served as Vice President and Chief Financial Officer of Sybase, Inc. (software company, 1988 to 1992).



Statement of Additional Information                                           21


OFFICERS

     *JAMES M. BENHAM, President and Chief Executive Officer (1996).

     *WILLIAM  M.  LYONS,  Executive  Vice  President  (1996);   Executive  Vice
President, Chief Operating Officer and General Counsel of ACC, ASC and ACIS; Assistant Secretary of ACC; Secretary of ACS and ACIS.

     *DOUGLAS A. PAUL, Secretary (1988), Vice President (1990), and General Counsel (1990); Secretary and Vice President of the funds advised by the Manager.

     *C. JEAN WADE, Controller (1996).

     *MARYANNE ROEPKE, CPA, Chief Financial Officer and Treasurer (1995); Vice President and Assistant Treasurer of ACS.

     The table on the next page summarizes the compensation that the Trustees of the Funds received for the Funds' fiscal year ended March 31, 1996, as well as the compensation received for serving as a Director or Trustee of all other funds advised by the Manager.

     As of May 5, 1997, the Trust's officers and Trustees, as a group, owned less than 1% of the outstanding shares of each Fund.

INVESTMENT MANAGEMENT

     The Funds (except for Capital Preservation) have an investment advisory agreement with Benham Management Corporation dated June 1, 1995, that was approved by shareholders on May 31, 1995. Capital Preservation has an investment management agreement with American Century Investment Management, Inc. (ACIM) dated August 1, 1997.

     Benham Management Corporation is a California corporation and became a wholly owned subsidiary of ACC on June 1, 1995. Benham Management Corporation has served as investment advisor to the Funds since each Fund's inception. Effective August 1, 1997, ACIM will provide investment management services to Capital Preservation. ACC is a holding company that owns all of the stock of the operating companies that provide the investment management, transfer agency, shareholder service, and other services for the American Century family of funds. James E. Stowers, Jr. controls ACC by virtue of his ownership of a majority of its common stock. Benham Management Corporation has been a registered investment advisor since 1971.

     Each Fund's agreement with its Manager continues for an initial period of two years and thereafter from year to year provided that, after the initial two year period, it is approved at least annually by vote of a majority of the Fund's shareholders or by vote of a majority of the Fund's Trustees, including a majority of those Trustees who are neither parties to the agreement nor interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.

     Each investment agreement is terminable on sixty days' written notice, either by the Fund or by its Manager, to the other party, and terminates automatically in the event of its assignment.

     Pursuant to the investment agreements, the Manager provides each Fund with investment advice and portfolio management services in accordance with each Fund's investment objectives, policies, and restrictions. The Manager determines what securities will be purchased and sold by a Fund and assists the Trust's officers in carrying out decisions made by the Board of Trustees. For these services, each Fund (with the exception of Capital Preservation) pays the Manager a monthly investment advisory fee based on a percentage of the Trust's average daily net assets to the following investment advisory fee schedule:

          .50% of the first $100 million
          .45% of the next $100 million
          .40% of the next $100 million
          .35% of the next $100 million
          .30% of the next $100 million
          .25% of the next $1 billion
          .24% of the next $1 billion
          .23% of the next $1 billion
          .22% of the next $1 billion
          .21% of the next $1 billion
          .20% of the next $1 billion; and
          .19% of average daily net assets over $6.5 billion.

     The Manager of Capital Preservation pays all the Fund's expenses except brokerage, portfolio insurance, taxes, interest, fees and expenses of the non-interested person Trustees (including counsel fees) and extraordinary expenses.



22                                                  American Century Investments


TRUSTEE COMPENSATION FOR THE FISCAL YEAR ENDED MARCH 31, 1996

                  Aggregate                       Pension or Retirement       Estimated          Total Compensation
Name of           Compensation                  Benefits Accrued As Part   Annual Benefits    From Each Fund and Fund
Trustee1          From Each Fund2                   of Fund Expenses       Upon Retirement   Complex3 Paid to Trustees
----------------------------------------------------------------------------------------------------------------------
Albert
Eisenstat         $1,619 (Capital Preservation)      Not Applicable         Not Applicable             $29,500
                  267 (Government Agency)
                  20 (Short-Term)
                  165 (Intermediate-Term)
                  55 (Long-Term)
                  165 (ARM)
                  593 (GNMA)

Ronald J.
Gilson            $8,759 (Capital Preservation)      Not Applicable         Not Applicable             $79,833
                  1,450 (Government Agency)
                  885 (Short-Term)
                  1,222 (Intermediate-Term)
                  929 (Long-Term)
                  1,252 (ARM)
                  2,178 (GNMA)

Myron S.
Scholes           $10,740 (Capital Preservation)     Not Applicable         Not Applicable             $69,500
                  1,776 (Government Agency)
                  1,066 (Short-Term)
                  1,492 (Intermediate-Term)
                  1,110 (Long-Term)
                  1,549 (ARM)
                  2,683 (GNMA)

Kenneth E.
Scott             $12,282 (Capital Preservation)     Not Applicable         Not Applicable             $75,773
                  2,032 (Government Agency)
                  1,084 (Short-Term)
                  1,649 (Intermediate-Term)
                  1,169 (Long-Term)
                  2,702 (ARM)
                  3,258 (GNMA)

Ezra
Solomon           $10,654 (Capital Preservation)     Not Applicable         Not Applicable             $70,249
                  1,765 (Government Agency)
                  1,060 (Short-Term)
                  1,481 (Intermediate-Term)
                  1,118 (Long-Term)
                  1,523 (ARM)
                  2,661 (GNMA)

Isaac
Stein             $10,842 (Capital Preservation)     Not Applicable         Not Applicable             $70,500
                  1,791 (Government Agency)
                  1,068 (Short-Term)
                  1,503 (Intermediate-Term)
                  1,120 (Long-Term)
                  1,557 (ARM)
                  2,727 (GNMA)

Jeanne D.
Wohlers           $11,033 (Capital Preservation)     Not Applicable         Not Applicable             $71,250
                  1,825 (Government Agency)
                  1,069 (Short-Term)
                  1,521 (Intermediate-Term)
                  1,127 (Long-Term)
                  1,571 (ARM)
                  2,799 (GNMA)
-----------------------------------------------------------------------------------------------------------------

1    Interested Trustees receive no compensation for their services as such.

2 For the Fiscal year ended March 31, 1996, Capital Preservation paid fees to the Trustees as an investment portfolio in American Century Capital
     Preservation Fund, Inc., a registered investment company within the fund complex, as described in footnote 3 below.

3 American Century family of funds includes nearly 70 no-load mutual funds in 16 registered investment companies.



Statement of Additional Information                                           23



     For the services provided to Capital Preservation, the Manager receives a monthly fee based on a percentage of the average net assets of Capital Preservation. The annual rate at which this fee is assessed is determined monthly in a two-step process: First, a fee rate schedule is applied to the assets of all of the money market funds managed by the Manager (the "Investment Category Fee"). Second, a separate fee rate schedule is applied to the assets of all of the mutual funds managed by the Manager (the "Complex Fee"). The
Investment Category Fee and the Complex Fee are then added to determine the unified management fee payable by Capital Preservation to the Manager. Currently, the Investment Category Fee is an annual rate of 0.18% of the average net assets of Capital Preservation. The Complex Fee is an annual rate of 0.30% of the average net assets of Capital Preservation. The computation of these fees is described below.

Calculation of the Investment Category Fee (Capital Preservation)

Investment Category Assets
Under Management                    Fee Rate
---------------------------------------------------
First $1 billion                    0.2700%
Next $1 billion                     0.2270%
Next $3 billion                     0.1860%
Next $5 billion                     0.1690%
Next $15 billion                    0.1580%
Next $25 billion                    0.1575%
Assets greater than $50 billion     0.1570%

     The calculation of the Investment Category Fee is based on applying the schedule above to the assets of the funds managed by the Manager within its Investment Category. There are three Investment Categories: Bond Funds, Equity Funds and Money Market Funds. The funds included within an Investment Category are all of the open-end investment companies managed by the Manager and distributed by American Century Investment Services, Inc. Private label funds and non-investment company clients are excluded from the asset base for calculation of the fees for the funds.

     To calculate a particular  fund's fee, the fund's  Investment  Category Fee schedule is applied to the total assets within the Investment Category. The fund's fee is its pro rata share of the resulting fee.

Calculation of the Complex Fee (Capital Preservation)

Complex Assets
Under Management                    Fee Rate
---------------------------------------------------
First $2.5 billion                   0.3100%
Next $7.5 billion                    0.3000%
Next $15.0 billion                   0.2985%
Next $25.0 billion                   0.2970%
Next $50.0 billion                   0.2960%
Next $100.0 billion                  0.2950%
Next $100.0 billion                  0.2940%
Next $200.0 billion                  0.2930%
Next $250.0 billion                  0.2920%
Next $500.0 billion                  0.2910%
Assets greater than $1,250.0 billion 0.2900%

     The calculation of the Investment Category Fee is based on applying the schedule above to the assets of all of the funds managed by the Manager in the three Fund Type categories. To calculate a particular fund's Complex Fee, the Complex Fee schedule is applied to the total complex assets. The fund's fee is its pro rata share of the resulting fee.

     On the first business day of each month, Capital Preservation pays a management fee to the Manager for the previous month at the specified annual rate. The fee for the previous month is calculated by multiplying the applicable fee for Capital Preservation by the aggregate average daily closing value of the Fund's net assets during the previous month by a fraction, the numerator of which is the number of days in the previous month and the denominator of which is 365 (366 in leap years).

     Investment advisory fees paid by each Fund to the Manager for the fiscal years ended March 31, 1996, 1995 and 1994, are indicated in the following table. Fee amounts are net of reimbursements as described under the section titled "Expense Limitation Agreement."



24                                                  American Century Investments


                            Investment Advisory Fees*
--------------------------------------------------------------------------------
                           Fiscal           Fiscal            Fiscal
Fund                        1996             1995              1994
--------------------------------------------------------------------------------
Capital Preservation      $8,039,420       $7,631,805        $7,677,592
Government Agency          1,104,214        1,014,951         1,073,248
Short-Term Treasury          118,721           60,440            11,846
Intermediate-Term
   Treasury                  867,876          875,087         1,020,441
Long-Term Treasury           174,665           33,915             7,598
ARM Fund                     971,274        1,646,614         3,282,058
GNMA Fund                  2,980,327        2,807,230         3,322,727
--------------------------------------------------------------------------------
*Net of Reimbursements

TRANSFER AND ADMINISTRATIVE SERVICES

     American Century Services Corporation, 4500 Main Street, Kansas City, Missouri, 64111, (ACS) acts as transfer, administrative services and dividend paying agent for the Funds. ACS provides facilities, equipment and personnel to the Funds and is paid for such services by the Fund with the exception of Capital Preservation. For Capital Preservation, the Manager pays for such services. For administrative services, each Fund (except Capital Preservation) pays ACS a monthly fee equal to its pro rata share of the dollar amount derived from applying the average daily net assets of all of the Funds advised by Benham Management Corporation to the following administrative fee rate schedule:

Group Assets               Administrative Fee Rate
-------------------------------------------------------
up to $4.5 billion                  .11%
up to $6 billion                    .10
up to $9 billion                    .09
over $9 billion                     .08
-------------------------------------------------------

     For administrative services provided to Capital Preservation, ACS is paid by the Manager out of its management fee.

     For transfer agent services, each Fund (except Capital Preservation) pays ACS a monthly fee of $1.3958 for each shareholder account maintained and $1.35 for each shareholder transaction executed during that month.

     Administrative service and transfer agent fees paid by each Fund for the fiscal years ended March 31, 1996, 1995, and 1994 are indicated in the following tables. Fee amounts are net of reimbursements as described under the section titled "Expense Limitation Agreement."


                           Administrative Fees*
---------------------------------------------------------------------
                          Fiscal           Fiscal           Fiscal
Fund                       1996             1995             1994
---------------------------------------------------------------------
Capital Preservation    $2,896,754       $2,781,843        $2,759,738
Government Agency          475,745          478,410           564,901
Short-Term Treasury         39,657           30,662            21,286
Intermediate-Term
   Treasury                301,079          312,814           378,294
Long-Term Treasury          69,302           23,884            19,336
ARM Fund                   423,862          595,079         1,215,816
GNMA Fund                1,149,339        1,003,636         1,232,514
---------------------------------------------------------------------
*Net of Reimbursements


Transfer Agent Fees*
----------------------------------------------------------------------
                           Fiscal           Fiscal            Fiscal
Fund                        1996             1995              1994
----------------------------------------------------------------------
Capital Preservation     $2,536,792       $2,582,343        $2,728,965
Government Agency            591,42          636,462           863,944
Short-Term Treasury          44,415           36,254            29,973
Intermediate-Term
   Treasury                 283,949          317,653           356,584
Long-Term Treasury          120,818           37,365            26,909
ARM Fund                    329,830          684,702         1,141,251
GNMA Fund                 1,033,782        1,178,768         1,348,081
----------------------------------------------------------------------
*Net of Reimbursements

DISTRIBUTION OF FUND SHARES

     The Funds' shares are distributed by American Century Investment Services, Inc. (the "Distributor"), a registered broker-dealer and an affiliate of the Manager. The Manager pays all expenses for promoting and distributing the Funds' shares. The Funds do not pay any commissions or other fees to ACIS or to any other broker-dealers or financial intermediaries in connection with the distribution of Fund shares.

DIRECT FUND EXPENSES

     Each Fund (with the exception of Capital Preservation) pays certain operating expenses that are not assumed by the Manager or ACS. These include fees and expenses of the independent Trustees;



Statement of Additional Information                                           25



custodian, audit, tax preparation, and pricing fees; fees of outside counsel and counsel employed directly by the Trust; costs of printing and mailing prospectuses, statements of additional information, proxy statements, notices, confirmations, and reports to shareholders; fees for registering the Funds' shares under federal and state securities laws; brokerage fees and commissions; trade association dues; costs of fidelity and liability insurance policies covering the Funds; costs for incoming WATS lines maintained to receive and handle shareholder inquiries; and organizational costs. The Manager pays all the expenses of Capital Preservation except brokerage, portfolio insurance, taxes, interest, fees and expenses of the non-interested person Trustees (including counsel fees) and extraordinary expenses.


EXPENSE LIMITATION AGREEMENT


     The Manager has agreed,  until July 31, 1997, to limit each Fund's expenses
(with  the  exception  of  Capital  Preservation's   expenses)  to  a  specified
percentage of its average daily net assets as follows:

                                            Expense
Fund                                      Limitation
--------------------------------------------------------
Government Agency                           .60%
Short-Term Treasury                         .60%
Intermediate-Term Treasury                  .60%
Long-Term Treasury                          .60%
ARM Fund                                    .60%
GNMA Fund                                   .60%
Inflation-Adjusted Treasury*                .50%
--------------------------------------------------------
*Expense limitation expires May 31, 1998.

     The Manager may recover amounts absorbed on behalf of the Funds (with the exception of Capital Preservation) during the preceding 11 months if, and to the extent that, for any given month, a Fund's expenses were less than the expense limit in effect at that time.

     Net amounts absorbed or recouped for the fiscal years ended March 31, 1996, 1995, and 1994, are indicated in the table below:

Net Expense Absorbed (Recouped)
------------------------------------------------------------------
                                 Fiscal       Fiscal      Fiscal
Fund                              1996         1995        1994
------------------------------------------------------------------
Capital Preservation            $      0     $      0   $      0
Government Agency                267,261      323,152    451,622
Short-Term Treasury               (4,468)      25,537     45,651
Intermediate-Term
   Treasury                            0            0          0
Long-Term Treasury                25,358                  44,468
ARM Fund                         (20,799)      11,331          0
GNMA Fund                              0            0          0
------------------------------------------------------------------


ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

     The Funds' shares are continuously offered at net asset value. Share certificates are issued (without charge) only when requested in writing. Certificates are not issued for fractional shares. Dividend and voting rights are not affected by the issuance of certificates.

     American Century may reject or limit the amount of an investment to prevent any one shareholder or affiliated group from controlling the Trust or one of its series; to avoid jeopardizing a Fund's tax status; or whenever, in the Manager's opinion, such rejection is in the Trust's or a Fund's best interest.

     As of May 5, 1997, to the knowledge of the Trust, the shareholders listed in the following chart were the only record holders of greater than 5% of the outstanding shares of the individual Funds.



26                                                 American Century Investments





FUND                                SHORT-TERM TREASURY
------------------------------------------------------------------
Shareholder Name and                Charles Schwab & Co.
Address                             101 Montgomery Street
                                    San Francisco, CA 94104
# of Shares Held                    645,779
% of Total Shares
Outstanding                         17.0%
------------------------------------------------------------------
Shareholder Name and                J. Harris Morgan
Address                             P.O. Box 556
                                    Greenville, TX 75403
# of Shares Held                    314,616
% of Total Shares
Outstanding                         8.3%
------------------------------------------------------------------
Shareholder Name and                Allied Clearings Co.
Address                             P.O. Box 94303
                                    Pasadena, CA 91109
# of Shares Held                    298,366
% of Total Shares
Outstanding                         7.9%


FUND                                INTERMEDIATE-TERM TREASURY
------------------------------------------------------------------
Shareholder Name and                Chase Manhattan Bank NA
Address                             770 Broadway 10th FL
                                    New York, NY 10003
# of Shares Held                    3,223,556
% of Total Shares
Outstanding                         10.1%
------------------------------------------------------------------
Shareholder Name and                Charles Schwab & Co.
Address                             101 Montgomery Street
                                    San Francisco, CA 94104
# of Shares Held                    3,096,868
% of Total Shares
Outstanding                         9.7%


FUND                                LONG-TERM TREASURY
------------------------------------------------------------------
Shareholder Name and                Charles Schwab & Co.
Address                             101 Montgomery Street
                                    San Francisco, CA 94104
# of Shares Held                    7,687,292
% of Total Shares
Outstanding                         56.0%


FUND                                ARM FUND
------------------------------------------------------------------
Shareholder Name and                Charles Schwab & Co.
Address                             101 Montgomery Street
                                    San Francisco, CA 94104
# of Shares Held                    1,313,719
% of Total Shares
Outstanding                         5.5%


FUND                                GNMA FUND
------------------------------------------------------------------
Shareholder Name and                Charles Schwab & Co.
Address                             101 Montgomery Street
                                    San Francisco, CA 94104
# of Shares Held                    20,070,144
% of Total Shares
Outstanding                         18.6%


FUND                                INFLATION-ADJUSTED TREASURY
------------------------------------------------------------------
Shareholder Name and                Leonard Chase
Address                             2165 Gunpower Dr.
                                    Palm Bay, FL 32905
# of Shares Held                    32,059
% of Total Shares
Outstanding                         10.7%
------------------------------------------------------------------
Shareholder Name and                American Century
Address                             Investment Management
                                    4500 Main Street
                                    Kansas City, MO 64111
# of Shares Held                    101,083
% of Total Shares
Outstanding                         33.6%
------------------------------------------------------------------

     ACS charges neither fees nor commissions on the purchase and sale of fund shares. However, ACS may charge fees for special services requested by a shareholder or necessitated by acts or omissions of a shareholder. For example, ACS may charge a fee for processing dishonored investment checks or stop-payment requests. See the Investor Services Guide for more information.


Statement of Additional Information                                           27



OTHER INFORMATION

     For further information, please refer to registration statement and exhibits on file with the SEC in Washington, DC. These documents are available upon payment of a reproduction fee. Statements in the Prospectus and in this Statement of Additional Information concerning the contents of contracts or other documents, copies of which are filed as exhibits to the registration statement, are qualified by reference to such contracts or documents.



28                                                  American Century Investments


                                     NOTES



Statement of Additional Information Notes                                     29





     P.O. Box 419200
     Kansas City, Missouri
     64141-6200

     Person-to-person assistance:
     1-800-345-2021 or 816-531-5575

     Automated Information Line:
     1-800-345-8765

     Telecommunications Device for the Deaf:
     1-800-634-4113 or 816-444-3485

     Fax: 816-340-7962

     Internet: www.americancentury.com


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